EXHIBIT 99.2



                                    ARTHUR ANDERSEN LLP






                                    AMERICAN BANK

                                    FINANCIAL STATEMENTS
                                    AS OF DECEMBER 31, 1994 AND 1993
                                    TOGETHER WITH AUDITORS' REPORT

                                    ARTHUR ANDERSEN LLP



                                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of American Bank:

We have audited the accompanying balance sheets of American Bank (a Louisiana corporation) as of December 31, 1994 and 1993, and the related statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Bank as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 6 to the financial statements, effective January 1, 1994, the Bank changed its method of accounting for investment securities and effective January 1, 1993 the Bank changed its method of accounting for income taxes.



                                                   /s/ ARTHUR ANDERSEN LLP
                                                   Arthur Andersen LLP

New Orleans, Louisiana
February 22, 1995 (except with respect to the matter discussed in Note 2, as to which the date is March 1, 1995)

                                                     AMERICAN BANK


                                                    BALANCE SHEETS

                                           AS OF DECEMBER 31, 1994 AND 1993

                                                (Dollars in Thousands)


                                                        ASSETS

                                                                           1994               1993
                                                                         --------          --------

CASH AND DUE FROM BANKS                                                  $  6,217          $  4,286
FEDERAL FUNDS SOLD                                                          7,550            13,400
INTEREST BEARING DEPOSITS IN OTHER BANKS                                       34               157
INVESTMENTS (fair value of $20,893 in 1993)                                   ---            20,386
INVESTMENT SECURITIES AVAILABLE FOR SALE                                    2,935               ---
INVESTMENT SECURITIES HELD TO MATURITY
(fair value of $15,426 in 1994)                                            15,686               ---
LOANS                                                                      52,807            52,589
 Less: Reserve for possible loan losses                                     (808)             (885)
                                                                         --------          ---------
         Net loans                                                         51,999            51,704
BANK PREMISES AND EQUIPMENT, net                                            2,555             2,738
OTHER REAL ESTATE, net                                                        394               815
ACCRUED INTEREST RECEIVABLE                                                   583               482
OTHER ASSETS                                                                1,016               170
                                                                         --------          ---------
         Total assets                                                     $88,969           $94,138
                                                                         ========          =========

     The accompanying notes are an integral part of these financial statements.






                                          AMERICAN BANK

                                          BALANCE SHEETS

                                AS OF DECEMBER 31, 1994 AND 1993

                    (Dollars in Thousands, Except Par Value and Share Data)


                                 LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                 1994              1993
                                                                               -------           -------
DEPOSITS:
 Non-interest bearing                                                          $14,217           $18,158
 Interest bearing                                                               64,348            68,060
                                                                               -------           -------
         Total deposits                                                         78,565            86,218
ACCRUED IINTEREST AND OTHER LIABILITIES                                          1,173               565
                                                                               -------           -------
         Total liabilities                                                      79,738            86,783
COMMITMENTS AND CONTINGENCIES                                                      ---               ---

SHAREHOLDERS' EQUITY:
 Common stock, $1 par value, 1,000,000 shares authorized,
   484,000 shares issued and outstanding                                           484               484
 Surplus                                                                         3,516             3,516
 Undivided profits                                                               5,275             3,355
 Unrealized loss on securities available for sale                                 (44)               ---
                                                                               -------           -------
         Total shareholders' equity                                              9,231             7,355
                                                                               -------           -------
         Total liabilities and shareholders' equity                            $88,969           $94,138
                                                                               =======           =======



   The accompanying notes are an integral part of these financial statements.

                                           AMERICAN BANK

                                       STATEMENTS OF INCOME

                          FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                           (Dollars in Thousands, Except per Share Data)

                                                                                 1994              1993
                                                                               -------            ------
INTEREST INCOME:
  Interest and fees on loans                                                    $5,113            $4,705
  Interest on investments-
     United States Treasury and agencies                                           480               586
     Mortgage-backed securities                                                  1,008             1,170
     Other investments                                                             708                21
  Interest on Federal funds sold                                                   225               125
  Interest on deposits with other banks                                              5                 6
                                                                               ---------         --------
         Total interest income                                                   7,539             6,613
                                                                               ---------         --------
INTEREST ON DEPOSITS                                                             1,865             1,851
                                                                               ---------         --------
NET INTEREST INCOME                                                              5,674             4,762
PROVISION FOR POSSIBLE LOAN LOSSES                                                (370)              ---
                                                                               ---------         --------
NET INTEREST INCOME AFTER PROVISION
FOR POSSIBLE LOAN LOSSES                                                         6,044             4,762

NON-INTEREST INCOME:
  Service charges on deposit accounts                                              600               625
  Other income                                                                     573               555
                                                                               ---------         --------
         Total non-interest income                                               1,173             1,180
                                                                               ---------         --------
GAIN (LOSS) ON SALE OF SECURITIES                                                 (341)                5
                                                                               ---------         ---------

NON-INTEREST EXPENSE:
  Salaries and employee benefits                                                 1,510             1,559
  Occupancy expense                                                                345               285
  Other operating expense                                                        2,228             2,384
                                                                               ---------         ---------
         Total non-interest expense                                              4,083             4,228
                                                                               ---------         ---------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                                      2,793             1,719

PROVISION FOR INCOME TAXES:
  Current                                                                        (490)             (347)
  Deferred                                                                       (383)             (161)
                                                                               ------            ------
INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                               1,920             1,211
                                                                               ------            ------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                            ---                50
                                                                               ------            ------
NET INCOME                                                                     $1,920            $1,261
                                                                               ======            ======
EARNINGS PER SHARE:
  Income before cumulative effect of accounting change                         $ 3.97            $ 2.50
  Cumulative effect of accounting change                                          ---              0.10
                                                                               ------            ------
Net income per share                                                           $ 3.97            $ 2.60
                                                                               ======            ======


   The accompanying notes are an integral part of these financial statements.

                                               AMERICAN BANK

                                     STATEMENTS OF SHAREHOLDERS' EQUITY

                                            FOR THE YEARS ENDED

                                       DECEMBER 31, 1994 AND 1993

                               (Dollars in Thousands, Except per Share Data)


                                              Common Stock                                Unrealized Loss
                                             ---------------                                on Securities        Undivided
                                             Shares    Amount           Surplus           Available for Sale      Profits
                                             -------   ------           -------           -------------------    ----------
BALANCE, December 31, 1992                   484,000    $ 484           $3,516                $---                $2,142
  Net income                                     ---      ---              ---                 ---                 1,261
  Dividends declared                             ---      ---              ---                 ---                   (48)
    ($0.10 per share)                        -------    -----            ------              ------               -------
BALANCE, December 31, 1993                   484,000    $ 484           $3,516                 ---                $3,355

  Net income                                     ---      ---              ---                 ---                 1,920
  Unrealized loss on securities
     available for sale                          ---      ---              ---                 (44)                  ---
                                             -------    -----           ------              -------               -------
BALANCE, December 31, 1994                   484,000    $ 484           $3,516                $(44)               $5,275
                                             =======    =====           ======              =======               =======

   The accompanying notes are an integral part of these financial statements.

                                           AMERICAN BANK

                                      STATEMENTS OF CASH FLOWS

                            FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                      (Dollars in Thousands)

                                                                                  1994                   1993
                                                                                 ------                -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                     $ 1,920                $ 1,261
  Adjustments to reconcile net income to net operating cash flows-
      Depreciation                                                                   267                    227
      Provision for loan losses                                                     (370)                   ---
      Provision for other real estate                                                ---                    555
      Gains on sales of other real estate                                            (48)                  (151)
      Increase in accrued interest receivable and other assets                      (947)                   (86)
      Increase (decrease) in accrued interest payable and other liabilities          225                   (615)
      (Gain) loss on sale of securities                                              341                     (5)
      Net accretion of discount or amortization of premium on investments             25                      3
      Deferred tax provision                                                         383                    161
                                                                                 -------                --------
         Net operating cash flows                                                  1,796                  1,350
                                                                                 =======                ========

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from debenture                                                           750                    ---
   Purchases of investment securities                                                ---                 (8,663)
   Purchases of investment securities available for sale                          (8,597)                   ---
   Purchases of investment securities held to maturity                            (9,708)                   ---
   Proceeds from maturities of investment securities                                 ---                 11,960
   Proceeds from maturities of investment securities available for sale            3,761                    ---
   Proceeds from maturities of investment securities held to maturity              2,338                    ---
   Proceeds from sales of investment securities                                      ---                  2,500
   Proceeds from sales of investment securities available for sale                12,788                    ---
   Net cash increase in loans                                                       (139)               (11,452)
     (Increase) decrease in Federal funds sold                                     5,850                 (4,800)
     Additions to bank premises and equipment                                        (31)                  (256)
     Proceeds from sales of other real estate                                        653                  1,334
     (Increase) decrease in interest bearing deposits with other banks               123                    (80)
                                                                                  -------               --------
           Net investing cash flow                                                 7,788                 (9,457)
                                                                                  -------               --------

CASH FLOWS FROM FINANCING ACTIVITIES:
 (Decrease) increase in non-interest bearing deposits                             (3,941)                 4,818
 (Decrease) increase in interest bearing deposits other than certificates
   of deposit                                                                     (3,474)                 4,323
 Decrease in certificates of deposit                                                (238)                (1,906)
 Dividends paid                                                                      ---                    (48)
                                                                                  -------               --------
         Net financing cash flows                                                 (7,653)                 7,187
                                                                                  -------               --------
NET INCREASE (DECREASE) IN CASH AND DUE FROM BANKS                                 1,931                   (920)
CASH AND DUE FROM BANKS AT BEGINNING OF YEAR                                       4,286                  5,206
                                                                                  -------               --------
CASH AND DUE FROM BANKS AT END OF YEAR                                           $ 6,217                $ 4,286
                                                                                 ========               ========
CASH INTEREST EXPENSE PAID                                                       $ 1,871                $ 1,897
                                                                                 ========               ========
CASH INCOME TAXES PAID                                                           $   839                $   860
                                                                                 ========               ========

 The accompanying notes are an integral part of these financial statements.


                                        AMERICAN BANK

                                   NOTES TO FINANCIAL STATEMENTS

                                    DECEMBER 31, 1994 AND 1993


                            (Dollars in Thousands, Except Per Share Data)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
         ------------------------------------------

The accounting principles and reporting policies of American Bank (the Bank) conform with generally accepted accounting principles. The more significant accounting policies used in preparing the financial statements are summarized below.

Certain reclassifications have been made to the prior period financial information in order to conform to current year presentation.

Investment Securities
---------------------

Effective January 1, 1994, the Bank adopted Financial Accounting Standards Board (FASB) Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This standard addresses the accounting and reporting for investments in equity securities that have a readily determinable fair value and for all investments in debt securities and requires classification of securities as trading, available for sale or held to maturity. Management determines the classification of its securities when they are purchased. The Bank does not engage in trading activities related to any of its investment securities. Securities which the Bank has the intent and ability to hold until maturity are classified as held to maturity. These securities are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities which may be sold in response to interest rates, liquidity needs or other factors are classified as available for sale.
These securities are reflected at fair value, and net unrealized gains or losses are reflected as a separate component of shareholders' equity, net of income tax effects. As of January 1, 1994 the unrealized gain on available for sale securities, net of tax effects, was $129.

During 1994, the Bank sold $13,880 of securities out of its available for sale portfolio, resulting in gross realized losses of $1,093 and gross realized gains of $2. In addition, the Bank realized a gain of $750 on the redemption of the First Continental Bancshares debentures, as discussed further in Note
3. No securities were sold from the Bank's held to maturity portfolio. Prior to the adoption of FASB Statement No. 115, the Bank accounted for all securities at cost, adjusted for amortization of premiums and accretion of discounts. During 1993, the Bank sold $2,500 of its securities resulting in gross realized gains of $5 and no gross realized losses. As of December 31, 1994 the Bank had $526 in securities which had matured but not yet settled. This amount was included in other assets.

Interest earned on investment securities is included in interest income. Amortization of premiums and accretion of discounts are computed using the interest method. The adjusted cost of the specific security sold is used to compute the gain or loss on the sale of an investment security. Such gains or losses are shown separately in the statements of income.

Loans
-----

Loans are stated at the principal balance outstanding less unearned discount on consumer loans. Interest on loans, other than consumer loans, is recognized as income based on the principal balance outstanding. Interest on certain consumer loans is recognized as income over the term of the loan using the sum-of-the-months-digits method, which approximates the interest method. Loans are placed on non-accrual status when, in the opinion of management, there exists sufficient uncertainty as to the collectibility of the contractual interest. Income is recorded on a cash basis for non-accrual loans.

Provision and Reserve for Possible Loan Losses
----------------------------------------------

The provision for possible loan losses charged to operating expense is determined by management based on a review of the Bank's past loan loss experience and an evaluation of the quality of the current loan portfolio. The reserve for possible loan losses is based upon estimates, and ultimate losses may vary from the current estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

Bank Premises and Equipment
---------------------------

Bank premises and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed primarily on a straight-line basis over the estimated useful lives of the depreciable assets. Maintenance and repairs are charged to operating expense, and gains or losses on dispositions are reflected currently in the statements of income.

Income Taxes
------------

Income taxes are accounted for in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, which was adopted by the Bank on January 1, 1993. Under this statement, deferred income taxes are provided for by the liability method (Note 6).

Other Real Estate
-----------------

Real estate and other assets acquired through foreclosure are stated at the lower of the loan balance or fair value (less estimated costs to sell) of the asset. The initial excess of the loan balance over the fair value of the asset is charged to the reserve for possible loan losses. Subsequent declines in value of the assets below their carrying values are reflected in earnings in the period the decline is noted. During 1992, management established a reserve for possible declines in value of other real estate and to provide for estimated disposal costs. The reserve was approximately $99 and $100 at December 31, 1994 and 1993, respectively. Revenues and expenses associated with owning and operating other real estate and gains and losses on disposition of such assets are recorded in income in the period incurred. Writedowns of other real estate of $0 and $555 in 1994 and 1993, respectively, were included in other operating expense in the accompanying financial statements.

Earnings Per Share
-----------------

Earnings per share is computed using the weighted average number of shares outstanding of 484,000 shares during each of the periods.

New Financial Accounting Standards
----------------------------------

In December 1990 the FASB issued SFAS No. 106. This statement, which is effective for fiscal years beginning after December 15, 1994, requires recognition of estimated future post retirement costs over employees' periods of service. The Bank offers no post-retirement benefits to its employees. SFAS No. 107, issued by the FASB during 1991, requires disclosure of fair value information for financial instruments. The Bank is not required to adopt this statement until the year ended December 31, 1995.

In May, 1993, the FASB issued Statement No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by statement No. 118, which requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the loan's market price or the fair value of the collateral if the loan is collateral dependent. Adoption of the new standard is required for fiscal years beginning after December 15, 1994. The standard is to be adopted prospectively with the effect of initially applying the standard to be reflected as an adjustment to the Bank's provision for loan losses in the year of adoption. As of December 31, 1994, approximately $350 of loans would be impacted by the standards. The effect, if any, the new standard may have on the Bank's financial position and results of operations is not expected to be significant.

In November, 1992, the FASB issued SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which is effective for the Bank for the year ended December 31, 1994. This statement had no material effect on the Bank.

In October, 1994, the FASB issued Statement No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments." The bank is required to adopt this statement for the year ended December 31, 1995.

2.       MERGER PLAN:
         -----------

On September 19, 1994, the Bank and Hibernia Corporation ("Hibernia") entered into an Agreement and Plan of Merger pursuant to which the Bank would merge with and into Hibernia. On March 1, 1995, the merger was consummated, with each share of Bank stock converted to 4.815 shares of Hibernia Common Stock. Total market value of the transaction was $17,437.

3.       INVESTMENT SECURITIES:
         ---------------------

The amortized cost and estimated fair value of investment securities at December 31, were:

                                                                               1994
                                                      ------------------------------------------------------
                                                                                Gross                Estimated
                                                      Amortized               Unrealized                Fair
                           Description                  Cost             Gains          Losses          Value
                           -----------                ---------          ------         ------       ---------

Available for Sale
------------------

U.S. Treasury                                         $ 1,499            $    4         $  --        $ 1,503
U.S. Government agencies:
  Mortgage-backed securities                            1,502                 4           (74)         1,432
                                                      -------            ------         -------      -------
          Total                                       $ 3,001            $    8         $ (74)       $ 2,935
                                                      =======            ======         =======      =======



Held to Maturity
----------------

U.S. Treasury                                         $ 5,536            $   10         $  --        $ 5,546
U.S. Government agencies:
   Mortgage-backed securities                           7,228                48          (192)        7,084
Other                                                   2,922                23          (149)        2,796
                                                      -------            ------         -------      -------
         Total                                        $15,686            $   81         $(341)      $15,426
                                                      =======            ======         =======      =======


                                                                                 1993
                                                      ----------------------------------------------------------
                                                                                 Gross                Estimated
                                                      Amortized                Unrealized                Fair
                           Description                  Cost                Gains        Losses          Value
                           -----------                ---------             ------       ------       ---------

U.S. Treasury                                         $ 5,009            $   89          $   --       $ 5,098
U.S. Government agencies:
    Mortgage-backed securities                          7,006               317             (23)        7,300
    Collateral mortgage obligations                     5,948                92             (33)        6,007
Other                                                   2,423                67              (2)        2,488
                                                      -------            ------          --------     -------
         Total                                        $20,386            $ 565           $  (58)      $20,893
                                                      =======            ======          ========     =======


The amortized cost and estimated fair value of investment securities at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                   Estimated
                                                                                 Amortized            Fair
         Available for Sale                                                         Cost              Value
         ------------------                                                      ----------        ----------

         Due in 1 year or less                                                   $  1,499          $  1,503
         Due after 1 year through 5 years                                             ---               ---
         Due after 5 years through 10 years                                           ---               ---
                                                                                 --------          ---------
                    Subtotal                                                        1,499             1,503
         Mortgage-backed securities                                                 1,502             1,432
                                                                                 --------          ---------
                    Total                                                        $  3,001          $  2,935
                                                                                 ========          =========


         Held to Maturity
         ----------------

         Due in 1 year or less                                                   $    ---        $      ---
         Due after 1 year through 5 years                                           5,536             5,546
         Due after 5 years through 10 years                                         1,260             1,148
         Due after 10 years                                                         1,662             1,648
                                                                                 --------        ----------
                    Subtotal                                                        8,458             8,342

         Mortgage-backed securities                                                 7,228             7,084
                                                                                 --------        ----------
                    Total                                                        $ 15,686          $ 15,426
                                                                                 ========        ==========


The Bank's mortgage-backed securities consist of ownership interests in pools of residential mortgages guaranteed by U.S. Government agencies with contract maturities ranging from approximately 2 to 33 years; however, the underlying mortgages are subject to significant prepayments, primarily when the contractual interest rates exceed the current market rates on similar mortgages. Based on current prepayment assumptions, the estimated average remaining life of fixed rate mortgage-backed securities and collateral mortgage obligations is approximately 5 years at December 31, 1994.

Investment securities with book values of $6,898 and $14,197 at December 31, 1994 and 1993, respectively, were pledged to secure public funds and for other purposes.

The Bank held a $750 investment in debentures of an affiliated bank representing 12% mandatory convertible subordinated debentures of First Continental Bancshares, Inc. (FCB). The debentures were issued in 1986 and were to mature in 1996 with principal payment to be made with 78 shares of FCB common stock per thousand in debenture face value. During 1988, a reserve equal to the cost of these debentures was recorded.

During 1994, FCB and Hibernia Corporation (Hibernia) merged. Under the terms of the agreement, Hibernia redeemed all of the outstanding principal and accrued interest related to FCB's outstanding debentures. The debenture agreement required a redemption price of 105% if redeemed during the twelve-month period ending November 15, 1994. Therefore, the Bank received $750 of principal and accrued interest of $558 on August 1, 1994 and a premium of approximately $38. As discussed above, the Bank had assigned no value to the FCB debentures and related accrued interest in the accompanying financial statements; therefore, in 1994 the Bank recognized income upon collection of the principal, accrued interest and related premium. The accrued interest and premium are included in interest on other investments in the statements of income. The collection of principal is included in gain (loss) on sale of securities in the statements of income.

4.       LOANS AND RESERVE FOR POSSIBLE LOAN LOSSES:
         ------------------------------------------

The composition of the loan portfolio at December 31, was as follows:

                                                                                 1994              1993
                                                                               -------           -------

                  Commercial and industrial                                    $ 5,325           $ 5,686
                  Residential real estate                                       25,664            25,341
                  Commercial real estate                                        17,667            16,823
                  Consumer                                                       4,113             4,679
                  Other                                                             39                63
                                                                               --------          --------
                  Gross loans                                                   52,808            52,592
                  Less: Unearned discount                                           (1)               (3)
                                                                               --------          --------
                           Total loans                                         $52,807           $52,589
                                                                               ========          ========

The Bank evaluates the credit risk of each customer on an individual basis and, where deemed appropriate, collateral is obtained. Collateral varies by individual loan customer but may include accounts receivable, inventory, real estate, equipment, deposits, personal and government guarantees, and general security agreements. Access to collateral is dependent upon the type of collateral obtained. On an on-going basis, the Bank monitors its collateral and the collateral value related to the loan balance outstanding.

Non-performing and underperforming loans at December 31, were as follows:

                                                                                 1994              1993
                                                                               --------          -------

Loans:

    90 days or more past due, but still accruing interest                        $   2            $   51
    Renegotiated loans which are not on non-accrual                                ---               317
    Non-accrual loans                                                              356               818
                                                                                 ------           -------
                  Total non-performing and underperforming loans                 $ 358            $1,186
                                                                                 ======           =======

Income recognized on the cash basis for non-accrual loans in 1994 and 1993 totaled $25 and $77, respectively. If the accrual of interest on non-accrual loans had not been suspended, the income recorded would have been approximately $21 and $79 in 1994 and 1993, respectively.

In the opinion of management, progress has been made in its credit risk management process, and only normal risk and loss potential remain in the loan portfolio. Consequently, the Bank does not anticipate significant increases in the level of non-performing assets in the foreseeable future. The current level of non-performing assets is not anticipated to have a significant adverse effect on the results of operations of the Bank.

The Bank's provision for possible loan losses charged to expense is determined in accordance with the policy described in Note 1. Transactions in the reserve for possible loan losses during 1994 and 1993 were as follows:

                                                                                    1994              1993
                                                                                  --------          --------

         Balance, beginning of year                                                $  885            $1,215
         Provision                                                                   (370)              ---
         Losses charged to the reserve                                                (24)             (339)
         Recoveries of loans previously charged-off                                   317                 9
                                                                                   --------          -------
         Balance, end of year                                                      $  808            $  885
                                                                                   ========          =======


5.       BANK PREMISES AND EQUIPMENT:
         ---------------------------

Bank premises and equipment, stated at cost less accumulated depreciation, were as follows at December 31:

                                                                                     1994             1993
                                                                                  --------          --------

         Land                                                                      $  768            $  768
         Buildings                                                                  2,707             2,707
         Furniture, fixtures and equipment                                          1,811             1,788
                                                                                   -------           -------
                                                                                    5,286             5,263
         Less - Accumulated depreciation                                           (2,731)           (2,525)
                                                                                   --------          -------
                                                                                   $2,555            $2,738
                                                                                   ========          =======

Depreciation included in occupancy expense totaled $267 in 1994 and $227 in 1993.

6.       FEDERAL INCOME TAXES:
         --------------------

Effective January 1, 1993, the Bank adopted SFAS No. 109, "Accounting for Income Taxes." The effect of adopting this statement was to increase the deferred tax asset by $50, which is reflected in the statements of income as the cumulative effect of an accounting change. The net deferred tax liability, which is included in other liabilities in the balance sheets, was approximately $406 and $23 as of December 31, 1994 and 1993, respectively. The components of the net deferred tax liability as of December 31, 1994 and 1993 were as follows:

                                                                                    1994              1993
                                                                                 ---------          --------
         Deferred tax assets:
             Reserve for possible loan losses                                       $ ---            $   12
             Other real estate                                                        264               562
             Unrealized loss on available for sale securities                          22               ---
             Other                                                                     26                18
                                                                                    -----            ------
                                                                                      312               592
                                                                                    -----            ------

         Deferred tax liabilities:
             Reserve for possible loan losses                                        (113)              ---
             Bank premises and equipment                                             (577)             (576)
             Investments                                                              (28)              (39)
                                                                                    ------           -------
                                                                                     (718)             (615)
                                                                                    ------           -------
                  Net deferred tax liability                                        $(406)           $  (23)
                                                                                    ======           =======


The following schedule reconciles the statutory Federal income tax rate to the effective tax rate for the years ended December 31, 1994 and 1993:

                                                                                        1994               1993
                                                                                      -------            -------

                  Statutory tax rate                                                    34.0%             34.0%
                  Tax exempt interest income                                            (2.7)             (2.9)
                  Non-deductible expenses                                                 .2                .3
                  Other                                                                  (.2)             (1.8)
                                                                                        ------            ------
                  Effective tax rate                                                    31.3%             29.6%
                                                                                        ====              ====


7.       RELATED PARTY TRANSACTIONS:
         --------------------------

In the ordinary course of business, the Bank makes loans to its directors, officers and principal shareholders. These loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers, and do not involve more than normal risk of collectibility or present other unfavorable features. Loans made to directors, officers and principal shareholders, including their family members and companies in which they have a significant ownership interest, are summarized as follows:


                           Balance, December 31, 1993                                 $747
                           Additions and new loans                                     253
                           Repayments                                                 (634)
                                                                                      -----

                           Balance, December 31, 1994                                 $366
                                                                                      =====

In addition, the Bank has a number of banking relationships with other banks which have certain significant shareholders and directors in common. The most significant of these relationships relates to loan participations purchased from and sold to these banks. Participations purchased from related banks amounted to approximately $2,241 and $1,984 and participations sold totaled $4,490 and $2,758 at December 31, 1994 and 1993, respectively.

At December 31, 1994 and 1993, the Bank also had approximately $0 and $60, respectively, of deposits in related banks.

Certain data processing services are performed for the Bank by a related bank. Fees under this agreement (included in other operating expenses in the statements of income) were $510 and $399 in 1994 and 1993, respectively.

Certain loan processing services are performed by the Bank for a related bank. The Bank billed the related bank $273 and $284 for the years ended December 31, 1994 and 1993, respectively, effectively reducing the costs of operating the loan processing center which are included in other operating expenses in the financial statements.

Certain loan review, internal audit and consulting services were performed for the Bank by related banks. Charges for these services are included in other operating expenses in the statements of income and totaled $19 in 1993. These services were discontinued at the end of 1993.

Certain legal services are performed for the Bank by one of the Bank's directors. Fees paid for legal services to this director totaled $10 in 1994.

8.       COMMITMENTS AND CONTINGENCIES:
         -----------------------------

The Bank is involved in various litigation which is routine to the nature of
its business.   Management believes that resolution of these matters will not result in any material adverse effect on its financial position or results of operations.

The Bank is required to maintain cash on had and non-interest bearing balances with correspondent banks to fulfill its regulatory reserve requirements. The average required reserve was approximately $639 and $557 in 1994 and 1993, respectively.

In the normal course of business, there are various outstanding commitments to extend credit which are not reflected in the financial statements. At December 31, 1994 and 1993, outstanding commitments under standby letters of credit were approximately $283 and $567, respectively.

Additionally, in the normal course of business, there are various other commitments and contingent liabilities which are not reflected in the financial statements. Loan commitments are single-purpose commitments to lend which will be funded and reduced according to specific repayment schedules. Most of these commitments have maturities of less than one year. Total loan commitments outstanding at December 31, 1994 were approximately $1,817. Lines of credit are commitments to lend up to a specified amount for a period not to exceed one year. Amounts outstanding under lines of credit fluctuate because they are generally used to finance short-term, seasonal working capital needs of the borrower. Total unfunded lines of credit outstanding as of December 31, 1994 were approximately $717.

The Bank uses the same credit policies in making commitments and issuing standby letters of credit as it does for on-balance-sheet instruments. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit is based on management's credit evaluation of the counterparty. Collateral held varies but may include certificates of deposit, accounts receivable, inventory, property, plant and equipment, and income-producing properties. There are no commitments which present an unusual risk to the Bank, and no material losses are anticipated as a result of these transactions.

The principal source of liquidity for the Bank is core deposits. The Bank has none of its deposits brokered or purchased in the national market. At December 31, 1994, 11% of the Bank's interest-bearing deposits were equal to or exceeded $100. In management's opinion, funding and liquidity at the Bank is adequate to meet its current financial commitments.

9.       EMPLOYEE BENEFIT PLANS:
         ----------------------

Effective January 1, 1988, the Bank adopted a defined contribution savings plan for its employees. Under the terms of the plan, the Bank shall make a matching contribution of no less than 40% of the first 3% of the employee's compensation contributed. For 1994 and 1993, the Bank matched 40% of the first 4% and 3%, respectively, of employee contributions representing contributions of $20 and $18, respectively. In addition, the employer may make a discretionary contribution as authorized by the Board of Directors.
The Bank made discretionary contributions of 60% of employee contributions for 1994 and 1993, resulting in contributions of $30 and $28, respectively.

The Chief Executive Officer has an employment agreement which provides for a payment of three years' salary upon change of control of the company. In addition, retention agreements were adopted in 1994 to encourage certain other officers of the bank to continue their employment with the Bank in the context of ongoing merger discussions between the Bank and certain non-affiliated financial institutions. These agreements were executed primarily to maintain stability within the organization and reduce the risk of loss of key members of management before consummation of any potential merger or acquisition of the Bank.

The retention agreements provide that if the Officers remain with the Bank through the consummation of a merger, and certain other conditions are satisfied, they would receive additional compensation. The aggregate compensation under such agreements and the Chief Executive Officer's employment agreement is approximately $236. This amount was recorded as compensation expense upon consummation of the merger discussed in Note 2.

The Bank also adopted a severance plan for its employees which provides additional compensation to those individuals released from employment after the merger. Any payments made under this plan are in addition to those made under the above mentioned retention agreements.